NMF Form N-SAR 4-30-2016
Exhibit For Item No. 77.O - RULE 10f-3
AFFILIATED UNDERWRITER SYNDICATE TRANSACTIONS

Adviser / Sub-Adviser Amundi Smith Breeden LLC

Nationwide Fund
 Nationwide Amundi Global High
Yield Fund
Issuer Citigroup Inc.

Underwriter/ Affiliated Participant Underwriter

Citigroup Global Markets Inc./
Credit Agricole Securities USA, SG Americas
Securities LLC

Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount
$3,955,000/$1,500,000,000

Commission or % of Offering
 0% paid to affiliated
underwriter
Purchase Date
 11/05/2015

Adviser / Sub-Adviser Amundi Smith Breeden LLC

Nationwide Fund
 Nationwide Amundi Global High
Yield Fund
Issuer CNH Industrial Capital L

Underwriter/ Affiliated Participant Underwriter
Barclays Capital Inc./Credit Agricole CIB

Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount
$3,500,000/$596,676,000

Commission or % of Offering
 0.70% gross,
0% paid to affiliated underwriter
Purchase Date 11/03/2015

Adviser / Sub-Adviser Amundi Smith Breeden LLC

Nationwide Fund

Nationwide Amundi Global High
Yield Fund
Issuer HCA Inc.

Underwriter/ Affiliated Participant Underwriter
Barclays Capital Inc./Credit Agricole CIB

Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount
$3,460,000/$1,000,000,000

Commission or % of Offering
 1.00% gross,
0% paid to affiliated underwriter
Purchase Date 11/09/2015

Adviser / Sub-Adviser Amundi Smith Breeden LLC

Nationwide Fund

Nationwide Amundi Global High
Yield Fund
Issuer Societe Generale

Underwriter/ Affiliated Participant Underwriter
SG Americas Securities LLC/Credit Agricole CIB

Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount
$2,140,000/$1,000,000

Commission or % of Offering
 0% paid to affiliated
underwriter
Purchase Date

11/17/2015

Adviser / Sub-Adviser Amundi Smith Breeden LLC

Nationwide Fund

Nationwide Amundi Global High
Yield Fund
Issuer Goodyear Dunlop Tires

Underwriter/ Affiliated Participant Underwriter
Deutsche Bank AG/Credit Agricole CIB

Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount
€250,000/€250,000,000

Commission or % of Offering 0% paid to affiliated
underwriter

Purchase Date 12/09/2015

Adviser / Sub-Adviser Amundi Smith Breeden LLC

Nationwide Fund

Nationwide Amundi Strategic
Income Fund
Issuer
Citigroup Inc.

Underwriter/ Affiliated Participant Underwriter

Citigroup Global Markets Inc./Credit Agricole
Securities USA,SG Americas Securities LLC

Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount
$375,000/$1,500,000

Commission or % of Offering
 0% paid to affiliated
underwriter
Purchase Date 11/05/2015

Adviser / Sub-Adviser Amundi Smith Breeden LLC

Nationwide Fund

Nationwide Amundi Strategic
Income Fund
Issuer

Lockheed Martin Corp.

Underwriter/ Affiliated Participant Underwriter
Citigroup Global Markets Inc./Credit Agricole CIB

Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount

$80,000/$1,970,380,000

Commission or % of Offering
 0.875% gross,
0% paid to affiliated underwriter
Purchase Date 11/16/2015

Adviser / Sub-Adviser Amundi Smith Breeden LLC

Nationwide Fund

Nationwide Amundi Strategic
Income Fund
Issuer
HCA Inc.

Underwriter/ Affiliated Participant Underwriter
Barclays Capital Inc./Credit Agricole CIB

Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount

$345,000/$1,000,000,000

Commission or % of Offering
 1.00% gross,
0% paid to affiliated underwriter
Purchase Date 11/09/2015

Adviser / Sub-Adviser Amundi Smith Breeden LLC

Nationwide Fund

Nationwide Amundi Strategic
Income Fund
Issuer
CNH Industrial Capital L

Underwriter/ Affiliated Participant Underwriter
Barclays Capital Inc./Credit Agricole CIB

Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount
$700,000/$596,676,000

Commission or % of Offering
 0.70% gross,
0% paid to affiliated underwriter
Purchase Date
11/03/2015

Adviser / Sub-Adviser Amundi Smith Breeden LLC

Nationwide Fund

Nationwide Amundi Strategic
Income Fund
Issuer Societe Generale

Underwriter/ Affiliated Participant Underwriter

SG Americas Securities LLC/Credit Agricole CIB

Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount
$200,000/$500,000

Commission or % of Offering
 0% paid to affiliated
underwriter
Purchase Date
11/17/2015

Adviser / Sub-Adviser Amundi Smith Breeden LLC

Nationwide Fund

Nationwide Amundi Strategic
Income Fund
Issuer Societe Generale

Underwriter/ Affiliated Participant Underwriter

SG Americas Securities LLC/Credit Agricole CIB

Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount
$310,000/$1,000,000

Commission or % of Offering

0% paid to affiliated
underwriter
Purchase Date

11/17/2015

Adviser / Sub-Adviser Amundi Smith Breeden LLC

Nationwide Fund

Nationwide Amundi Strategic
Income Fund
Issuer General Motors Finl. Co.

Underwriter/ Affiliated Participant Underwriter
J.P. Morgan Securities LLC/Credit Agricole CIB

Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount
$155,000/$1,245,487,500

Commission or % of Offering
 0.45% gross,
0% paid to affiliated underwriter
Purchase Date 02/25/2016

Adviser / Sub-Adviser Amundi Smith Breeden LLC

Nationwide Fund

Nationwide Amundi Strategic
Income Fund
Issuer

Nextera Energy Capital

Underwriter/ Affiliated Participant Underwriter

Citigroup Global Markets Inc./Credit Agricole CIB

Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount
$55,000/$499,495,000

Commission or % of Offering
 0.35% gross,
0% paid to affiliated underwriter
Purchase Date 03/28/2016

Adviser / Sub-Adviser Amundi Smith Breeden LLC

Nationwide Fund

Nationwide Amundi Global High
Yield Fund
Issuer General Motors Finl. Co.

Underwriter/ Affiliated Participant Underwriter

J.P. Morgan Securities LLC/Credit Agricole CIB

Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount

$1,025,000/$1,245,487,500

Commission or % of Offering
 0.45% gross,
0% paid to affiliated underwriter
Purchase Date 02/25/2016

Adviser / Sub-Adviser Amundi Smith Breeden LLC

Nationwide Fund

Nationwide Amundi Global High
Yield Fund
Issuer Sappi Papier Holding GMBH

Underwriter/ Affiliated Participant Underwriter
Citigroup Global Markets Ltd./Credit Agricole SA/
London

Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount
$895,000/$350,000,000,000

Commission or % of Offering
 0% paid to affiliated
underwriter
Purchase Date 03/15/2016

Adviser / Sub-Adviser Amundi Smith Breeden LLC

Nationwide Fund

Nationwide Amundi Strategic
Income Fund
Issuer Mitsubishi UFJ Fin. Grp.

Underwriter/ Affiliated Participant Underwriter
Morgan Stanley & Co., LLC/Credit Agricole CIB

Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount
$200,000/$2,095,632,000

Commission or % of Offering

0.35% gross,
0% paid to affiliated underwriter
Purchase Date

02/23/2016

Adviser / Sub-Adviser BlackRock Investment
Management, LLC

Nationwide Fund

Nationwide Bond Index Fund

Issuer

Stryker Corporation (2025)

Underwriter/ Affiliated Participant Underwriter
Goldman Sachs & Co./PNC Capital Markets LLC

Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount
$30,000,000/$750,000,000

Commission or % of Offering
 0.650%
Purchase Date 10/26/2015

Adviser / Sub-Adviser BlackRock Investment
Management, LLC

Nationwide Fund

Nationwide Bond Index Fund

Issuer

Visa Inc. (2025)

Underwriter/ Affiliated Participant Underwriter
Merrill Lynch, Pierce, Fenner & Smith Incorporated/
PNC Capital Markets LLC

Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount

$350,000,000/$4,000,000,000

Commission or % of Offering
 0.450%
Purchase Date 12/09/2015

Adviser / Sub-Adviser BlackRock Investment
Management, LLC

Nationwide Fund

Nationwide Bond Index Fund

Issuer

Citigroup Inc. (2018)

Underwriter/ Affiliated Participant Underwriter
Wells Fargo Securities, LLC/PNC Capital Markets LLC

Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount
$104,283,000/$1,650,000,000

Commission or % of Offering

0.250%
Purchase Date

12/01/2015

Adviser / Sub-Adviser BlackRock Investment
Management, LLC

Nationwide Fund

Nationwide Bond Index Fund

Issuer Sysco Corporation (2026)

Underwriter/ Affiliated Participant Underwriter

Goldman, Sachs & Co./PNC Capital Markets LLC

Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount

$50,000,000/$1,000,000,000

Commission or % of Offering

0.450%

Purchase Date 03/22/2016

Adviser / Sub-Adviser BlackRock Investment
Management, LLC

Nationwide Fund

Nationwide Bond Index Fund

Issuer Union Pacific Corp. (2046)

Underwriter/ Affiliated Participant Underwriter
Morgan Stanley & Co. LLC/PNC Capital Markets LLC

Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount

$40,000,000/$600,000,000

Commission or % of Offering

0.875%
Purchase Date
02/25/2016

Adviser / Sub-Adviser BlackRock Investment
Management, LLC

Nationwide Fund

Nationwide Bond Index Fund

Issuer American International Group, Inc. (2026)

Underwriter/ Affiliated Participant Underwriter
U.S. Bancorp Investments, Inc./PNC Capital
Markets LLC

Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount
$350,000,000/$1,500,000,000

Commission or % of Offering
 0.450%
Purchase Date

03/17/2016

Adviser / Sub-Adviser BlackRock Investment
Management, LLC

Nationwide Fund

Nationwide Bond Index Fund

Issuer Aon plc (2025)

Underwriter/ Affiliated Participant Underwriter
Morgan Stanley & Co. LLC/PNC Capital Markets LLC

Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount

$85,000,000/$750,000,000

Commission or % of Offering

0.550%
Purchase Date 02/23/2016

Adviser / Sub-Adviser BlackRock Investment
Management, LLC

Nationwide Fund

Nationwide Bond Index Fund

Issuer Newell Rubbermaid Inc. (2026)

Underwriter/ Affiliated Participant Underwriter

Goldman, Sachs & Co./PNC Capital Markets LLC

Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount

$100,000,000/$2,000,000,000

Commission or % of Offering
 0.650%
Purchase Date 03/18/2016

Adviser / Sub-Adviser BlackRock Investment
Management, LLC

Nationwide Fund

Nationwide Bond Index Fund

Issuer Occidental Petroleum Corporation (2026)

Underwriter/ Affiliated Participant Underwriter
Merrill Lynch, Pierce, Fenner & Smith
Incorporated/PNC Capital Markets LLC

Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount
$55,000,000/$1,150,000,000

Commission or % of Offering

0.450%
Purchase Date
03/28/2016

Adviser / Sub-Adviser BlackRock Investment
Management, LLC

Nationwide Fund

Nationwide Bond Index Fund

Issuer
Stryker Corporation (2026)

Underwriter/ Affiliated Participant Underwriter
J.P. Morgan Securities LLC/PNC Capital Markets LLC

Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount

$50,000,000/$1,000,000,000

Commission or % of Offering 0.650%

Purchase Date

03/03/2016

Adviser / Sub-Adviser HighMark Capital Management,
Inc.

Nationwide Fund
 Nationwide HighMark Bond Fund

Issuer Enbridge Energy 4.375% 10/15/2020

Underwriter/ Affiliated Participant Underwriter
Deutsche Bank Securities/Mitsubishi UFJ Securities

Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount
$5,000,000/ $500,000,000

Commission or % of Offering
 0.60%
Purchase Date 10/01/2015

Adviser / Sub-Adviser HighMark Capital Management

Nationwide Fund

Nationwide HighMark Bond Fund

Issuer

Anheuser-Busch 3.65% 2/1/2026

Underwriter/ Affiliated Participant Underwriter
Barclays Capital, Inc./Mitsubishi UFJ Securities

Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount

$5,000,000/$11,000,000,000

Commission or % of Offering

0.45%
Purchase Date
01/13/2016

Adviser / Sub-Adviser HighMark Capital Management

Nationwide Fund

Nationwide HighMark Short Term
Bond Fund

Issuer
PACCAR Financial Corp. 1.65% 2/25/2019

Underwriter/ Affiliated Participant Underwriter
Citigroup/Mitsubishi UFJ Securities

Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount
$3,000,000/$250,000,000

Commission or % of Offering
 0.20%
Purchase Date 02/22/2016

Adviser / Sub-Adviser UBS Asset Management
(formerly UBS Global Asset Management (Americas)
Inc.)

Nationwide Fund

Nationwide High Yield Fund

Issuer MEDNAX Inc. 144A

Underwriter/ Affiliated Participant Underwriter

JP Morgan Securities/US Bancorp.

Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount
$2,925,000/ $750,000,000

Commission or % of Offering

1.67%
Purchase Date 12/03/2015

Adviser / Sub-Adviser UBS Asset Management
(formerly UBS Global Asset Management (Americas)
Inc.)

Nationwide Fund

Nationwide High Yield Fund

Issuer Molina Healthcare Inc. Rule 144A

Underwriter/ Affiliated Participant Underwriter

Sun Trust Robinson Humphrey Inc./
UBS Investment Bank

Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount
$20,000 (Nationwide) /$700,000,000

Commission or % of Offering

1.125%
Purchase Date 11/05/2015